Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below, in his capacity as a director of TSI Telecommunication Services Inc., TSI Telecommunication Holdings, Inc., TSI Telecommunication Network Services Inc. and manager of TSI Telecommunication Holdings, LLC hereby constitutes and appoints G. Edward Evans and Raymond L. Lawless and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to that certain registration statement on Form S-1 (SEC File No. 333-99293) originally filed with the Securities and Exchange Commission on September 6, 2002 by TSI Telecommunication Holdings, LLC, TSI Telecommunication Services Inc., TSI Telecommunication Holdings, Inc., TSI Telecommunication Network Services Inc., TSI Finance Inc. and TSI Brience, LLC (and any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1993, as amended, for the offering to which the aforementioned registration statement relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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/s/ TONY HOLCOMBE
Tony Holcombe Manager TSI Telecommunication Holdings, LLC

/s/ TONY HOLCOMBE
Tony Holcombe Director TSI Telecommunication Holdings, Inc.

/s/ TONY HOLCOMBE
Tony Holcombe Director TSI Telecommunication Services Inc.

/s/ TONY HOLCOMBE
Tony Holcombe Director TSI Telecommunication Network Services Inc.